Dominion Resources, Inc.
Preliminary Earnings Report - Operating Segments
December 31, 2001

(millions, except earnings per share)
	4th Quarter Ended December 31		12 Months Ended December 31
	2001 (1)	2000 (2)	2001 (1)	2000 (2)

Operating Revenues & Income	$2,507	$2,782	$10,558	$9,246

Earnings:
Dominion Energy	$127	$67	$723	$ 489
Dominion Delivery	93	78	366	339
Dominion Exploration & Production	86	81	320	255
Dominion Capital	2	(1)	(14)	11
Corporate & Other (3)	(77)	(81)	(342)	(307)
OPERATING EARNINGS (EXCLUDING SPECIA ITEMS)	$231	$144	$1,053	$ 787
Special Items (see Note 1)	(348)	(38)	(509)	(351)
REPORTED NET INCOME	$(117)	$106	$544	$436

Common Shares Outstanding (average, diluted)	260.8	243.5	252.5	235.9

Earnings Per Share (EPS):
Dominion Energy	$0.49	$ 0.28	$2.86	$2.07
Dominion Delivery	0.36	0.32	1.45	1.43
Dominion Exploration & Production	0.33	0.33	1.27	1.08
Dominion Capital	0.01	(0.01)	(0.06)	0.04
Corporate & Other (3)	(0.30)	(0.33)	(1.35)	(1.29)
OPERATING EPS (EXCLUDING SPECIAL ITEMS)	$0.89	$0.59	$4.17	$ 3.33
Special Items (see Note 1)	(1.34)	(0.15)	(2.02)	(1.48)
REPORTED EPS	$(0.45)	$ 0.44	$ 2.15	$ 1.85

Note 1: Special Items

Pre-tax
Enron impairment	$(151)		$(151)
NUG buyout			$(220)
Loss on sale of Saxon Capital, Inc.			$(40)
Restructuring & acquisition-related charges	$(105)	$(48)	$(105)	$(299)
Financial service asset impairment	$(281)		$(281)	$(291)
Gain on sale of Corby Power Station				$11
Cumulative effect of change in accounting principle (pension)				$ 33

After-tax
Enron impairment	$(97)		$(97)
NUG buyout			$(136)
Loss on sale of Saxon Capital, Inc.			$(25)
Restructuring & acquisition-related charges	$(68)	$(38)	$(68)	$(198)
Financial service asset impairment	$(183)		$(183)	$(187)
Gain on sale of Corby Power Station				$13
Cumulative effect of change in accounting principle (pension)				$ 21

EPS impact
Enron impairment	$(0.37)		$(0.38)
NUG buyout			$(0.54)
Loss on sale of Saxon Capital, Inc.			$(0.10)
Restructuring & acquisition-related charges	$(0.27)	$(0.15)	$(0.27)	$(0.84)
Financial service asset impairment	$(0.70)		$(0.73)	$(0.79)
Gain on sale of Corby Power Station				$0.06
Cumulative effect of change in accounting principle (pension)				$0.09

(1)	2001 results include Louis Dreyfus as of 11/01/01
(2) 2000 results include CNG as of 1/28/00
(3)	Includes goodwill, interest and Corby Power Station

Dominion Resources, Inc.
Preliminary Earnings Report - Legal Entities
December 31, 2001

(millions, except earnings per share)
	4th Quarter Ended December 31		12 Months Ended December 31
	2001 (1)	2000 (2)	2001 (1)	2000 (2)

Operating Revenues & Income	$2,507	$2,782	$10,558	$9,246

Earnings:
Virginia Power	$44	$61	$587	$ 568
Consolidated Natural Gas(4)	177	102	505	343
Dominion Energy	94	24	312	85
Dominion Capital	2	(2)	(14)	11
Corporate & Other (3)(4)	(86)	(41)	(337)	(220)
OPERATING EARNINGS (EXCLUDING SPECIAL ITEMS)	$231	$144	$1,053	$ 787
Special Items (see Note 1)	(348)	(38)	(509)	(351)
REPORTED NET INCOME	$(117)	$106	$544	$436

Common Shares Outstanding (average, diluted)	260.8	243.5	252.5	235.9

Earnings Per Share (EPS):
Virginia Power	$0.17	$ 0.25	$2.32	$2.41
Consolidated Natural Gas	0.68	0.42	2.00	1.45
Dominion Energy	0.36	0.10	1.24	0.36
Dominion Capital	0.01	(0.01)	(0.06)	0.04
Corporate & Other (3)	(0.33)	(0.17)	(1.33)	(0.93)
OPERATING EPS (EXCLUDING SPECIAL ITEMS)	$0.89	$0.59	$4.17	$ 3.33
Special Items (see Note 1)	(1.34)	(0.15)	(2.02)	(1.48)
REPORTED EPS	$(0.45)	$ 0.44	$ 2.15	$ 1.85

Note 1: Special Items

Pre-tax
Enron impairment	$(151)		$(151)
NUG buyout			$(220)
Loss on sale of Saxon Capital, Inc.			$(40)
Restructuring & acquisition-related charges	$(105)	$(48)	$(105)	$(299)
Financial service asset impairment	$(281)		$(281)	$(291)
Gain on sale of Corby Power Station				$11
Cumulative effect of change in accounting principle (pension)				$ 33

After-tax
Enron impairment	$(97)		$(97)
NUG buyout			$(136)
Loss on sale of Saxon Capital, Inc.			$(25)
Restructuring & acquisition-related charges	$(68)	$(38)	$(68)	$(198)
Financial service asset impairment	$(183)		$(183)	$(187)
Gain on sale of Corby Power Station				$13
Cumulative effect of change in accounting principle (pension)				$ 21

EPS impact
Enron impairment	$(0.37)		$(0.38)
NUG buyout			$(0.54)
Loss on sale of Saxon Capital, Inc.			$(0.10)
Restructuring & acquisition-related charges	$(0.27)	$(0.15)	$(0.27)	$(0.84)
Financial service asset impairment	$(0.70)		$(0.73)	$(0.79)
Gain on sale of Corby Power Station				$0.06
Cumulative effect of change in accounting principle (pension)				$0.09

See footnotes on next page

Footnotes to Preliminary Earnings Report - Legal Entities

(1)	2001 results include Louis Dreyfus as of 11/01/01
(2)	2000 results include CNG as of 1/28/00
(3)	Includes goodwill, interest and Corby Power Station
(4)

2001 results for CNG include a $53 million (21 cents) charge relating to ceiling test impairment, fully offset by a reclassification of other comprehensive income to earnings. The elimination of these adjustments are included in Corporate & Other to reflect that there was no ceiling test impairment at the consolidated Dominion level after aggregating all of Dominion's oil and gas properties.

Dominion Resources, Inc.
Preliminary Earnings Report - Legal Entities
December 31, 2001

(millions, except earnings per share)
	Virginia Power	Consolidated Natural Gas(1)	Dominion Energy	Dominion Capital	Corporate and Other(1)	Total

EARNINGS:
OPERATING EARNINGS (EXCLUDING SPECIAL ITEMS, NET OF TAX)	$587	$505	$312	$(14)	$(337)	$1,053
Special Items, net of tax
Enron impairment	2	(69)	(30)			(97)
NUG buyout	(136)					(136)
Loss on sale of Saxon Capital, Inc.				(25)		(25)
Restructuring & acquisition-related charges	(29)	(31)	(4)	(3)	(1)	(68)
Financial service asset impairment				(183)		(183)
Cumulative effect of adopting FAS 133	(1)	(14)			15	0

REPORTED NET INCOME	$423	$391	$278	$(225)	$(323)	$544

Common Shares Outstanding (average, diluted)	252.5	252.5	252.5	252.5	252.5	252.5

EARNINGS PER SHARE:
OPERATING EPS (EXCLUDING SPECIAL ITEMS, NET OF TAX)	$2.32	$2.00	$1.24	$(0.06)	$(1.33)	$4.17
Special Items, net of tax
Enron impairment	0.01	(0.27)	(0.12)			(0.38)
NUG buyout	(0.54)					(0.54)
Loss on sale of Saxon Capital, Inc.				(0.10)		(0.10)
Restructuring & acquisition-related charges	(0.12)	(0.13)	(0.02)			(0.27)
Financial service asset impairment				(0.73)		(0.73)
Cumulative effect of adopting FAS 133		(0.05)			0.05	0.00

REPORTED EPS	$1.67	$1.55	$1.10	$(0.89)	$(1.28)	$2.15

(1)

2001 results for CNG include a $53 million (21 cents) charge relating to ceiling test impairment, fully offset by a reclassification of other comprehensive income to earnings. The elimination of these adjustments are included in Corporate & Other to reflect that there was no ceiling test impairment at the consolidated Dominion level after aggregating all of Dominion's oil and gas properties.